UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-36887	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 as amended, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, except as shall be expressly set forth by specific reference in such filing.

As described in Item 7.01 below, on August 8, 2016, Allergan plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, announced a realignment of its businesses to streamline operations and provided recast segment contribution for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015.

The information in Item 7.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 8, 2016, the Company, of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release recasting segment contribution as defined by the Company for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on August 8, 2016. The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net (loss) / income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. The information contained in the Allergan plc Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s new reporting structure. Beginning with the quarter ended June 30, 2016, the Company’s financial statements reflect the new reporting structure with prior periods adjusted accordingly.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Allergan plc Form 8-K dated August 8, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on August 8, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2016

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey
Title:	Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Allergan plc Form 8-K dated August 8, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on August 8, 2016).